PennantPark Investment Corporation Schedules Earnings Release of First Quarter 2012 Results

NEW YORK, NY -- (Marketwire - January 06, 2012) - PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced today that it will report its first fiscal quarter ended December 31, 2011 results on Wednesday, February 8, 2012 after the close of the financial markets.

The Company will also host a conference call at 9:00 a.m. (Eastern Time) on Thursday, February 9, 2012 to discuss its quarterly financial results. All interested parties are welcome to participate. You can access the conference call by dialing (800) 949-2165 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2343. All callers should reference PennantPark Investment Corporation. An archived replay of the call will be available through February 23, 2012 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #3014273.

ABOUT PENNANTPARK INVESTMENT CORPORATION
PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt, and equity investments. From time to time, the Company may also invest in public companies whose securities are thinly traded. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS
This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
PennantPark Investment Corporation
Aviv Efrat
(212) 905-1000
www.pennantpark.com